                                                                    Exhibit 24.1

                                  POWER OF ATTORNEY

    The undersigned, the Chairman of the Board of Directors of The SABRE Group Holdings, Inc., a Delaware corporation (the "Corporation"), does hereby constitute and appoint Michael J. Durham, T. Patrick Kelly and Andrew B. Steinberg, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

         (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission ("SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), Class A Common Stock of the Corporation to be offered pursuant to The SABRE Group, Inc. Employee Stock Purchase Plan, as it may from time to time be amended; and

         (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of such Class A Common Stock which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (A) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (C) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

    IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 26th day of December, 1996.




                                   /s/ ROBERT L. CRANDALL
                                  -------------------------------
                                  Robert L. Crandall

                                  POWER OF ATTORNEY

     The undersigned, the President, Chief Executive Officer and a Director of The SABRE Group Holdings, Inc., a Delaware corporation (the "Corporation"), does hereby constitute and appoint T. Patrick Kelly and Andrew B. Steinberg, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

          (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission ("SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), Class A Common Stock of the Corporation to be offered pursuant to The SABRE Group, Inc. Employee Stock Purchase Plan, as it may from time to time be amended; and

          (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of such Class A Common Stock which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (A) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (C) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 26th day of December, 1996.




                                    /s/ MICHAEL J. DURHAM
                                    --------------------------------
                                    Michael J. Durham

                                  POWER OF ATTORNEY

     The undersigned, the Senior Vice President, Chief Financial Officer and Treasurer of The SABRE Group Holdings, Inc., a Delaware corporation (the "Corporation"), does hereby constitute and appoint Michael J. Durham and Andrew
B. Steinberg, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

          (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission ("SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), Class A Common Stock of the Corporation to be offered pursuant to The SABRE Group, Inc. Employee Stock Purchase Plan, as it may from time to time be amended; and

          (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of such Class A Common Stock which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (A) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (C) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 26th day of December, 1996.




                                    /s/ T. PATRICK KELLY
                                    -------------------------------
                                    T. Patrick Kelly

                                  POWER OF ATTORNEY

     The undersigned, a director of The SABRE Group Holdings, Inc., a Delaware corporation (the "Corporation"), does hereby constitute and appoint Michael J. Durham, T. Patrick Kelly and Andrew B. Steinberg, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

          (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission ("SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), Class A Common Stock of the Corporation to be offered pursuant to The SABRE Group, Inc. Employee Stock Purchase Plan, as it may from time to time be amended; and

          (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of such Class A Common Stock which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (A) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (C) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 26th day of December, 1996.




                                    /s/ GERARD J. ARPEY
                                    --------------------------------
                                    Gerard J. Arpey

                                  POWER OF ATTORNEY

     The undersigned, a director of The SABRE Group Holdings, Inc., a Delaware corporation (the "Corporation"), does hereby constitute and appoint Michael J. Durham, T. Patrick Kelly and Andrew B. Steinberg, and each of them, as her true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in her name and on her behalf:

          (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission ("SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), Class A Common Stock of the Corporation to be offered pursuant to The SABRE Group, Inc. Employee Stock Purchase Plan, as it may from time to time be amended; and

          (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of such Class A Common Stock which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with
(A) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (C) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as her own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 26th day of December, 1996.




                                       /s/ ANNE H. MCNAMARA
                                       ----------------------------------
                                       Anne H. McNamara

                                  POWER OF ATTORNEY

     The undersigned, a director of The SABRE Group Holdings, Inc., a Delaware corporation (the "Corporation"), does hereby constitute and appoint Michael J. Durham, T. Patrick Kelly and Andrew B. Steinberg, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

          (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission ("SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), Class A Common Stock of the Corporation to be offered pursuant to The SABRE Group, Inc. Employee Stock Purchase Plan, as it may from time to time be amended; and

          (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of such Class A Common Stock which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with
(A) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (C) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 26th day of December, 1996.




                                       /s/ EDWARD A. BRENNAN
                                       ----------------------------------
                                       Edward A. Brennan

                                  POWER OF ATTORNEY

     The undersigned, a director of The SABRE Group Holdings, Inc., a Delaware corporation (the "Corporation"), does hereby constitute and appoint Michael J. Durham, T. Patrick Kelly and Andrew B. Steinberg, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

          (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission ("SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), Class A Common Stock of the Corporation to be offered pursuant to The SABRE Group, Inc. Employee Stock Purchase Plan, as it may from time to time be amended; and

          (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of such Class A Common Stock which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with
(A) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (C) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 26th day of December, 1996.




                                       /s/ DEE J. KELLY
                                       ----------------------------------
                                       Dee J. Kelly

                                  POWER OF ATTORNEY

     The undersigned, a director of The SABRE Group Holdings, Inc., a Delaware corporation (the "Corporation"), does hereby constitute and appoint Michael J. Durham, T. Patrick Kelly and Andrew B. Steinberg, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

          (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission ("SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), Class A Common Stock of the Corporation to be offered pursuant to The SABRE Group, Inc. Employee Stock Purchase Plan, as it may from time to time be amended; and

          (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of such Class A Common Stock which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with
(A) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (C) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 26th day of December, 1996.




                                       /s/ GLENN MARSCHEL
                                       ----------------------------------
                                       Glenn Marschel

                                  POWER OF ATTORNEY

     The undersigned, a director of The SABRE Group Holdings, Inc., a Delaware corporation (the "Corporation"), does hereby constitute and appoint Michael J. Durham, T. Patrick Kelly and Andrew B. Steinberg, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

          (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission ("SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), Class A Common Stock of the Corporation to be offered pursuant to The SABRE Group, Inc. Employee Stock Purchase Plan, as it may from time to time be amended; and

          (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of such Class A Common Stock which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with
(A) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (C) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 26th day of December, 1996.




                                       /s/ RICHARD THOMAS
                                       ----------------------------------
                                       Richard Thomas